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                                                                      Exhibit 23



                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (333-107554, 333-107565 and 333-107566) of Wayne Bancorp,
Inc. of our report dated February 26, 2004 related to the consolidated financial statements of Wayne Bancorp, Inc. included in this annual report on Form 10-K for the year ended December 31, 2003.


                                        /s/ Crowe Chizek and Company LLC
                                        Crowe Chizek and Company LLC

Columbus, Ohio
March 12, 2004